                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            ECO SOIL SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             ECO SOIL SYSTEMS, INC.

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

TO THE SHAREHOLDERS OF ECO SOIL SYSTEMS, INC.:

     Notice is hereby given that the Annual Meeting of the Shareholders of Eco Soil Systems, Inc. (the "Company" or "Eco Soil"), will be held at the executive offices of the Company, located at 10890 Thornmint Road, Suite 200, San Diego, California 92127 on Friday, June 19, 1998 at 9:00 a.m. for the following purposes:

          1. To elect two directors for a three-year term to expire at the 2001 Annual Meeting of Shareholders. The present Board of Directors of the Company has nominated and recommends for election as directors the following two persons:

                  Jeffrey A. Johnson
                  William S. Potter

          2. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 shares.

          3. To approve the adoption of the 1998 Stock Option Plan of the Company and the reservation of 1,000,000 shares of Common Stock for issuance thereunder.

          4. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to provide for a staggered Board of Directors consistent with the Company's Bylaws, Articles of Correction to Amended and Restated Articles of Incorporation and current practice.

          5. To consider and vote upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company to allow the Board of Directors to determine the size of the Board.

          6. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 1, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of Eco Soil Systems, Inc., 10890 Thornmint Road, Suite 200, San Diego, California 92127.

     Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     All shareholders are cordially invited to attend the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        L. Jean Dunn, Jr.
                                        Secretary

San Diego, California
April 30, 1998

                             ECO SOIL SYSTEMS, INC.
                         10890 THORNMINT ROAD, SUITE 200
                           SAN DIEGO, CALIFORNIA 92127

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 19, 1998

     The Board of Directors of Eco Soil Systems, Inc., a Nebraska corporation (the "Company" or "Eco Soil") is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on June 19, 1998 (the "Annual Meeting") and at any adjournments thereof. This Proxy Statement will be first sent to shareholders on or about May 1, 1998. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

     A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

     The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or telegraph, by officers, directors, and other employees of the Company. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

     The Company's mailing address is 10890 Thornmint Road, Suite 200, San Diego, California 92127.

VOTING

     Shareholders of record at the close of business on May 1, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     As of April 1, 1998, 15,569,788 shares of the Company's common stock, $.005 par value per share ("Common Stock"), were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

     Votes cast by Proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as Inspectors of Election for the Annual Meeting. The Inspectors of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, as indicated in the accompanying Proxy card.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of six members. The Company's Bylaws provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class II directors. The nominees are Jeffrey A. Johnson and William S. Potter. The Class III and Class I directors have one year and two years, respectively, remaining on their terms of office. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board of Directors to fill such vacancy. Both nominees are members of the present Board of Directors.

     In voting for the election of directors of the Company under the Nebraska Business Corporation Act, all shareholders may cumulate their votes in the election of directors for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to vote one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of directors. The Proxy may not be voted for more than two persons.

INFORMATION REGARDING DIRECTORS

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees for Director:

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                      FOR A THREE-YEAR TERM EXPIRING AT THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS

   NAME                      AGE      PRESENT POSITION WITH THE COMPANY
   Jeffrey A. Johnson        41       Director, and President of ESSI Products
   William S. Potter         54       Director

     JEFFREY A. JOHNSON has served as a director of the Company since March 1991 and has served as President of ESSI Products since January 1998. Mr. Johnson served as President and General Manager of the Company's Golf Division from April 1997 to January 1998. Mr. Johnson served as President and Chief
Operating Officer of the Company from March 1991 to April 1997 and as Secretary from March 1991 to June 1997. Prior to his involvement with the Company, Mr. Johnson was a partner and employee of WBA Consultants, Ltd. from 1986 until March 1991. Mr. Johnson was also a Vice President of Printrak, Inc., a computer systems manufacturer, from 1989 to 1991 and Vice President of Corporate Development of Check Technology Corporation, a manufacturer of electronic printing equipment, from 1986 to 1988. From 1983 to 1986, Mr. Johnson was Vice President of Corporate Finance for Craig Hallum, Inc., an investment banking firm based in Minneapolis, Minnesota. Mr. Johnson received his B.A. and M.B.A. from the University of Minnesota.

     WILLIAM S. POTTER has served as a director of the Company since August 1992. Since 1988, Mr. Potter has also been President of Rugged Rigger, Inc., a personal services corporation. From 1970 to 1988, Mr. Potter worked in various capacities for H.M. Stevens Incorporated, a national food service and catering company specializing in sporting events, culminating in the position of Operational Vice President.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                              TERM EXPIRING AT THE
                       1999 ANNUAL MEETING OF SHAREHOLDERS

NAME                           AGE        PRESENT POSITION WITH THE COMPANY
William B. Adams               51         Chairman of the Board, Chief Executive
                                          Officer, and Director
Douglas M. Gloff               51         President, Chief Operating Officer and
                                          Director

     WILLIAM B. ADAMS has served as Chairman of the Board and Chief Executive Officer of the Company since March 1991. Mr. Adams is also currently Chairman of Orphan Medical, Inc., a publicly traded spinoff of Chronimed, Inc., a publicly held medical products company. Despite his position with Orphan Medical, Inc., Mr. Adams dedicates substantially all of his time to the Company. From 1985 to 1994, Mr. Adams was Chairman of the Board of Chronimed. Prior to his involvement with the Company, Mr. Adams founded WBA Consultants, Ltd., a management consulting firm, in 1980 and participated as chief executive officer in corporate turnarounds. From August 1989 to February 1991, Mr. Adams was Executive Chairman of Printrak, Inc., a publicly held developer of specialized identification systems used by the law enforcement community. From April 1986 to April 1988, Mr. Adams was President and Chief Executive Officer of Check Technology Corporation, a manufacturer of electronic printing equipment. Mr. Adams received his B.A. from Texas Tech University.

     DOUGLAS M. GLOFF joined the Company as Executive Vice President in January 1994 and became a director of the Company in August 1995. Mr. Gloff has served as the Company's President and Chief Operating Officer since April 1997. Mr. Gloff shares many of the executive management duties of the Company with Mr. Adams. Prior to joining the Company, Mr. Gloff acted as a consultant from 1992 until January 1994. From 1978 to 1992, he served in various capacities with U.S. Surgical, Inc., a publicly held supplier of medical instruments used in surgery, culminating in the position of Director of Sales for the western area. Mr. Gloff received his B.A. and M.B.A. from Indiana University.

                              TERM EXPIRING AT THE
                       2000 ANNUAL MEETING OF SHAREHOLDERS

 NAME                           AGE          PRESENT POSITION WITH THE COMPANY
 Bradley K. Edwards             39           Director
 S. Bartley Osborn              52           Director

     BRADLEY K. EDWARDS has served as a director of the Company since July 1991. Since January 1993, Mr. Edwards has been a general partner of Heartland Capital. Heartland Capital is the successor to the Nebraska Research and Development Authority (the "NRDA"), a state-sponsored venture capital entity that was an original investor in the Company. From November 1989 to January 1993, Mr. Edwards was employed by the NRDA, initially as a fund manager and later as its President.

     S. BARTLEY OSBORN has served as a director of the Company since November 1991. Mr. Osborn is currently Chairman of the Board of Directors of the Fairway Foundation, a nonprofit foundation dedicated to teaching the game of golf to inner-city children in Minneapolis, Minnesota. From 1965 through 1982 Mr. Osborn held various management positions at EcoLab, Inc., a Fortune 500 specialty chemical manufacturer based in Minneapolis, Minnesota. Mr. Osborn is a trustee of the IC Koran foundation, which assists employees of EcoLab through scholarships for its children and through financial hardship assistance.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The directors, executive officers and key employees of the Company and their ages as of April 1, 1998 are as follows:

        NAME                 AGE              POSITION
L. Jean Dunn, Jr.            42   Chief Financial Officer and Secretary
Dr. Thomas C. Quick          43   Vice President, Agriculture
John M. Doyle                39   Vice President of Product Management
Dr. David A. Odelson         43   Director of Research and Development
Nicholas R. Spardy           33   Vice President of Turf Partners Western Region
Kevin P. Lyons               42   Senior Vice President and Co-General Manager,
                                  Turf Specialty
David W. Schermerhorn        39   Senior Vice President and Co-General Manager,
                                  Turf Specialty
Walter W. Fuchs              58   Vice President and General Manager, Turf
                                  Products

     L. JEAN DUNN, JR. joined the Company as Chief Financial Officer in May 1996. Mr. Dunn has served as the Company's Secretary since June 1997. From 1992 to 1996, Mr. Dunn had been a partner in Capital Advisors LLC, an investment banking firm. Prior to that, Mr. Dunn was a Vice President at Mitsubishi Bank in New York from 1989 to 1992, and a Vice President at Banque Paribas, an investment bank, in Los Angeles and New York from 1982 to 1989. Mr. Dunn received his B.A. from the University of California, San Diego and his M.B.A. from the Columbia University Graduate School of Business.

     DR. THOMAS C. QUICK has served as the Vice President, Agriculture of the Company since September 1996. From October 1994 to August 1996, he served as an International Product Manager, Biopesticides, for Abbott Laboratories, a pharmaceutical company. Prior to that, he served in various capacities with Mycogen Corporation, an agricultural bio-tech company, from May 1987 until March 1994, culminating in the position of Technical Sales Representative. Dr. Quick received his B.S. from the University of California, Riverside and a Ph.D. in Agriculture from the University of Wisconsin, Madison.

     JOHN M. DOYLE joined the Company in May 1994 as the Company's Vice President of Product Management. Mr. Doyle is responsible for product and technology acquisition, regulatory issues, production, marketing and communication materials, product testing and sales support for the Company's BioJect system. Prior to joining the Company, Mr. Doyle spent seven years in various positions with Ringer Corporation, a supplier of natural turf maintenance products based in Minneapolis, Minnesota, culminating in the position of Vice President of Product Development. Mr. Doyle received his B.S. and M.S. in Horticulture from the University of Nebraska.

     DR. DAVID A. ODELSON joined the Company in November 1996 as the Company's Director of Research and Development. From May 1995 to April 1996, he was a Visiting Scientist at Pharmacia & Upjohn Co., a pharmaceutical company. From September 1989 to April 1995, he worked as a Co-Investigator at NSF Science and Technology Center for Microbial Ecology and as an Assistant Professor at Central Michigan University. Dr. Odelson received his B.S. in Microbiology from the University of Illinois and his Ph.D. in Microbiology from Michigan State University.

     NICHOLAS R. SPARDY joined the Company in January 1997 as Vice President of Turf Partners Western Region. From April 1991 to January 1997, Mr. Spardy served as Branch Manager of Wilbur-Ellis, a turf and agriculture distribution company, where he was responsible for sales of products to golf courses. Mr. Spardy obtained his B.S. in Ornamental Horticulture from Cal State Polytechnic, Pomona and is a certified agronomist.

     KEVIN P. LYONS has served in various capacities with Turf Specialty since October 1985, culminating in his current position of Senior Vice President and Co-General Manager. The Company acquired Turf Specialty in May 1996. Prior to joining Turf Specialty, he was a Senior Technical Representative for O.M. Scott & Sons, Inc., a chemical and fertilizer manufacturer, from February 1980 until October 1985. Mr. Lyons received his B.S. in Turfgrass Management from the State University of New Jersey.

     DAVID W. SCHERMERHORN has served in various capacities with Turf Specialty since October 1987, culminating in his current position of Senior Vice President and Co-General Manager. Prior to joining Turf Specialty, he was a Technical Representative for O.M. Scott & Sons, Inc. from October 1985 until October 1987. Mr. Schermerhorn received his B.S. from the University of Massachusetts.

     WALTER W. FUCHS founded Turf Products in February 1969 and currently serves as the Vice President and General Manager of Turf Products, which has been a wholly owned subsidiary of the Company since May 1996. He was an original member of the Independent Turf and Ornamental Distributors Association (ITODA), the principal association of golf course and nursery product distributors. Mr. Fuchs received his B.A. from Iowa State University.

BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors held four regularly scheduled meetings during 1997. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he served. The Board of Directors has established a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee.

     COMPENSATION COMMITTEE

     The Compensation Committee consists of Messrs. Adams, Edwards, and Potter. The Compensation Committee provides recommendations concerning salaries and incentive compensation for the Company's officers and administers the Company's benefit plans, other than the 1992 Stock Option Plan. The Compensation Committee held three meetings during 1997.

     AUDIT COMMITTEE

     The Audit Committee consists of Messrs. Johnson, Edwards and Osborn. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent public accountants and reviews the scope and results of their audits and other services. The Audit Committee meets with management and with the independent public accountants to review matters relating to the quality of the Company's financial reporting and internal accounting control, including the nature, extent and results of the audits, proposed changes to the Company's accounting principles and otherwise maintains communications between the independent public accountants and the Board of Directors. The Audit Committee held three meetings during 1997.

     COMPENSATION OF DIRECTORS

     The Company has not paid any cash compensation to a director in his capacity solely as a director and has no present plan to pay directors' fees. It is the Company's current policy to award non-employee directors an option to purchase 10,000 shares of Common Stock at the then-current market price, vesting over three years, for each year of service as a director. All directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THE ACCOMPANYING PROXY.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table shows for each of the last three full fiscal years, compensation awarded, paid to, or earned by the Company's Chief Executive Officer and the Company's other highly compensated executive officers, other than the Chief Executive Officer, including executive officers of the Company's subsidiaries who perform policy making functions for the Company (the "Named Executive Officers").


                                                                                       LONG-TERM COMPENSATION
                                               ANNUAL COMPENSATION                             AWARDS
                                     ----------------------------------------   -------------------------------------

            (A)               (B)        (C)            (D)          (E)           (F)         (G)            (H)

                                                                    OTHER       RESTRICTED  SECURITIES     ALL OTHER
         NAME AND                                                   ANNUAL        STOCK     UNDERLYING   COMPENSATION
    PRINCIPAL POSITION       YEAR    SALARY($)(1)     BONUS($)   COMPENSATION   AWARDS($)   OPTIONS(#)        ($)
    ------------------       ----    ------------     --------   ------------   ----------  ----------   ------------
William B. Adams             1997       142,188              0        0             0                0         0
Chairman of the Board and    1996        75,000              0        0             0            5,556         0
Chief Executive Officer      1995        75,000              0        0             0          128,520         0

Kevin P. Lyons(1)            1997       177,693              0        0             0                0         0
Senior Vice President and    1996        85,000         80,000        0             0           10,000         0
Co-General Manager,
Turf Specialty

David W. Schermerhorn(1)     1997       177,693              0        0             0                0         0
Senior Vice President and    1996        85,000         80,000        0             0           10,000         0
Co-General Manager,
Turf Specialty

Walter W. Fuchs(1)           1997       155,000              0        0             0                0         0
Vice President and           1996       155,000              0        0             0                0         0
General Manager,
Turf Products

Douglas M. Gloff             1997       142,188              0        0             0                0         0
Director and                 1996        75,000              0        0             0                0         0
Executive Vice President     1995        68,750              0        0             0            5,556         0

------------

(1) Messrs. Lyons, Schermerhorn and Fuchs became employees of the Company on May 31, 1996 upon the acquisition by the Company of Turf Specialty, Inc. and Turf Products, Ltd.

STOCK OPTION GRANTS TABLE

     The following table provides information concerning the grant of stock options to the Named Executive Officers of the Company during fiscal 1997. The Company does not have any outstanding stock appreciation rights.

                                  NUMBER OF            % OF TOTAL
                                  SECURITIES             OPTIONS
                                  UNDERLYING            GRANTED TO           EXERCISE
                                    OPTIONS            EMPLOYEES IN          FOR BASE        EXPIRATION
                                  GRANTED (#)         FISCAL YEAR(%)      SERVICE ($/SH)        DATE
                                  -----------         --------------      --------------     ----------
William B. Adams                       0                     0                 N/A              N/A
Kevin P. Lyons                         0                     0                 N/A              N/A
David W. Schermerhorn                  0                     0                 N/A              N/A
Walter W. Fuchs                        0                     0                 N/A              N/A
Douglas M. Gloff                       0                     0                 N/A              N/A

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information with respect to the Named Executive Officers, concerning the exercise of stock options during fiscal 1997 and unexercised options held as of the end of fiscal 1997.

                                                                                   NUMBER OF           VALUE OF
                                                                                   SECURITIES         UNEXERCISED
                                                                                   UNDERLYING        IN-THE-MONEY
                                                                                  UNEXERCISED           OPTIONS
                                                                                   OPTIONS AT          AT FY-END
                                                                                    FY-END (#)           ($)(1)
                                                                                 -------------       -------------
                                      SHARES ACQUIRED                             EXERCISABLE/        EXERCISABLE/
NAME                                  ON EXERCISE (#)     VALUE REALIZED ($)     UNEXERCISABLE       UNEXERCISABLE
----                                  ---------------     ------------------     -------------       -------------
William B. Adams                              266,495                 9,061      323,328/0          207,042/0
Kevin P. Lyons                                      0                     0        3,334/11,666       6,981/24,428
David W. Schermerhorn                               0                     0        3,334/11,666       6,981/24,428
Walter W. Fuchs                                     0                     0            0/0                0/0
Douglas M. Gloff                                    0                     0       15,556/0           32,574/0

------------

(1) Based on the closing sale price of the Common Stock on December 31, 1997 ($5.094), as reported by the Nasdaq National Market, less the option exercise price.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of the Named Executive Officers and certain other executive officers. A summary of the principal terms of such agreements is set forth below.

     On May 21, 1991, the Company entered into an employment agreement with William B. Adams, setting forth such officer's duties, compensation, employee benefits and other terms of employment. The agreement, as amended on November 7, 1996, provides for an initial minimum annual salary of $75,000 and terminates on December 31, 1998. Both the Company and Mr. Adams have the option to terminate the agreement prior to the termination date. Under certain circumstances of termination, Mr. Adams will be entitled to severance pay equal to six months' base salary. Within six months of the occurrence of certain change in control events, Mr. Adams may voluntarily terminate his employment and be entitled to severance pay equal to six months' base salary. In February 1997, the Company's Compensation Committee approved an increase of Mr. Adams' annual salary to $150,000.

     On January 1, 1994, the Company entered into an employment agreement with Douglas M. Gloff, setting forth such officer's duties, compensation, employee benefits and other terms of employment. The agreement, as amended on November 7, 1996, provides for an initial minimum annual salary of $75,000 and terminates on December 31, 1998. Both the Company and Mr. Gloff have the option to terminate the agreement prior to the termination date. Under certain circumstances of termination, Mr. Gloff will be entitled to severance pay equal to six months' base salary. Within six months of the occurrence of certain change in control events, Mr. Gloff may voluntarily terminate his employment and be entitled to severance pay equal to six months' base salary. In February 1997, the Company's Compensation Committee approved an increase of Mr. Gloff's annual salary to $150,000.

     On July 8, 1996, the Company entered into employment agreements with Kevin
P. Lyons and David W. Schermerhorn in connection with the Company's acquisition of Turf Specialty. Each employment agreement provides for a minimum annual salary of $165,000 and terminates on July 7, 1999 and July 8, 1999, respectively. See "Certain Transactions."

     On July 10, 1996, the Company entered into an employment agreement with Walter W. Fuchs in connection with Company's acquisition of Turf Products. The employment agreement provides for a minimum annual salary of $155,000 and terminates on July 10, 1998.

COMPENSATION PLANS

     1992 Stock Option Plan. In 1992, the Company adopted a Stock Option Plan (the "Option Plan"), under which 125,000 shares of Common Stock were initially reserved for issuance upon exercise of options granted to officers, employees and directors of, and advisors and consultants to, the Company. The Option Plan provides for the grant of both stock options intended to qualify as incentive stock options as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options. The Option Plan will terminate on February 4, 2002, unless sooner terminated by the Board of Directors. The Company's shareholders approved an increase in the number of shares reserved for issuance under the Option Plan to 250,000 shares in August 1993, to 350,000 shares in April 1995, to 450,000 shares in May 1996, to 900,000 shares in November 1996 and to 1,100,000 shares in June 1997.

     Subject to the limitations set forth in the Option Plan, the Board of Directors or a committee, if administration of the plan is delegated to a committee of the Board comprised of at least three directors, has the authority to select the persons to whom grants are to be made, to designate the number of shares to be covered by each option, to determine whether an option is to be an incentive stock option or a nonqualified stock option, to establish vesting schedules and, subject to certain restrictions, to specify other terms of the options. Generally, options vest over three years and expire in five years. Options granted under the Option Plan generally are nontransferable and expire three months after the termination of an optionee's employment or consultancy with the Company. In general, if an optionee terminates service due to death or disability, such person's options may be exercised up to one year after separation from services.

     The exercise price of options granted under the Option Plan is determined by the Board of Directors (or its committee) at the time of grant. The exercise price of incentive stock options must equal at least the fair market value of the Common Stock on the date of grant. The exercise price of incentive stock options granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock must be at least 110% of the fair market value of such stock on the date of grant, and the term of these options cannot exceed five years. The exercise price of nonqualified stock options is determined by the Board of Directors. As of April 1, 1998, no additonal shares were available for the grant of options under the Option Plan.

     1996 Directors' Option Plan. The 1996 Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of nonstatutory stock options to purchase 10,000 shares of Common Stock to nonemployee directors at the time of their election as director, and an option to purchase 3,000 shares of Common Stock on the date of each subsequent annual shareholder meeting, subject to certain limitations. Options granted on the date an individual is elected as a director of the Company shall become vested and thereby exercisable with respect to 33 1/3% on the first anniversary of such election, with respect to 33 1/3% on the second anniversary date after such election and with respect to 33 1/3% on the date of the third anniversary date after such election; provided, however, that an unvested portion of such option grant shall only vest so long as the nonemployee director remains a director on the date such portion vests, and that vested options shall terminate two years after the date a director ceases to be a director of the Company. Options granted on the date of each annual meeting of shareholders become exercisable six months after the date of grant. The option price per share for nonemployee directors is equal to the fair market value of a share of Common Stock as of the date of grant. The Company has reserved a total of 60,000 shares of Common Stock for issuance under the Directors' Plan. As of April 1, 1998, no additonal shares were available for the grant of options under the Directors' Plan.

CERTAIN TRANSACTIONS

     On February 1, 1996, Mr. Adams loaned the Company $250,000 under the terms of an 8% unsecured subordinated promissory note, with principal and interest due upon demand.

     On January 22 and 23, 1996, Mr. Adams purchased a total of $300,000 of collateralized subordinated debentures from the Company. The debentures are secured by the assets of the Company but are subordinated to any senior indebtedness of the Company. The debentures bear interest at an 8% annual rate, payable on a quarterly basis, and the entire principal balance is due on November 15, 1998. In connection with these debentures, warrants were issued to Mr. Adams to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share. These warrants expire in January 2003.

     On March 1, 1996, Rugged Rigger, Inc. (a company controlled by William S. Potter) loaned the Company $100,000. The loan had an annual interest rate of 8%, payable monthly, and the entire principal balance was repaid in April, 1998. In connection with this subordinated unsecured note, warrants were issued to Mr. Potter to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share. These warrants expire in March 1, 2001. The loan was repaid in full with the proceeds from the sale of the Bridge Notes and the Bridge Warrants.

     On March 15, 1996, Mr. Adams converted $300,000 of collateral that was pledged to secure the Company's bank loan at Peninsula Bank into cash and used the cash to reduce the Company's $1,013,000 principal loan at Peninsula Bank by this amount. The Company in turn issued Mr. Adams a $300,000 secured subordinated promissory note, which bears interest at an 8% annual rate, payable on a quarterly basis, and the entire principal amount is due on March 15, 1998. In connection with the promissory note, Mr. Adams was granted warrants to purchase up to 100,000 shares of Common Stock at an exercise price of $3.00 per share. These warrants expire in March 2003.

     On March 15, 1996, Mr. Gloff and Heartland Capital converted $250,000 and $200,000, respectively, of collateral that was pledged to secure the Company's bank loan at Peninsula Bank into cash and used the cash to reduce the Company's $1,013,000 principal loan at Peninsula Bank by this amount. The Company in turn issued a $250,000 secured subordinated promissory note to Mr. Gloff and a $200,000 secured subordinated promissory note to Heartland Capital, each bearing interest at an 8% annual rate, payable on a quarterly basis, and the principal amount of each note is due on March 15, 1998. In connection with the debentures, warrants were issued to Mr. Gloff and Heartland Capital to purchase up to 83,333 shares and 66,667 shares, respectively, of Common Stock at an exercise price of $3.00 per share. Mr. Gloff and Heartland Capital exercised thses warrants in January 1998.

     On March 26, 1996, the Company entered into a $1,000,000 line of credit agreement with Imperial Bank, $500,000 of which was a revolving line of credit that expired on April 1, 1997 and $500,000 of which was a revolving credit line extended to finance exports based on a guarantee extended the Company by the California Export Finance Organization ("CEFO"). The entire line of credit was personally guaranteed by Mr. Adams. The term loan portion of the line of credit bore interest at a rate of prime plus 2%. The CEFO portion of the credit line bore interest at prime plus 1.5%. CEFO's obligations were in turn guaranteed by Mr. Adams. In connection with the revolving line of credit, warrants were issued to Imperial Bank to purchase 20,833 shares of Common Stock at an exercise price of $3.00 per share. These warrants expire in March 2001.

     Between March and July 1996, the Company loaned $72,000 to Rugged Rigger, Inc. to enable it to exercise options to purchase Common Stock. The loan bears interest at an annual rate of 5%, compounded annually, and is payable on demand with the understanding that Rugged Rigger will repay the loan on the earlier of
(i) January 16, 1998 or (ii) the sale of the underlying Common Stock.

     On April 1, 1996, Mr. Osborn loaned the Company $100,000. The loan had an annual interest rate of 10%, payable upon demand, and the entire principal balance was due on July 1, 1996. In connection with this unsecured note, warrants were issued to Mr. Osborn to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share. These warrants expire in April 2001. The loan was repaid in full with the proceeds from the sale by the Company of bridge notes and bridge warrants in July 1996.

     On May 15, 1996, Mr. Gloff converted the entire principal balance of his $100,000 unsecured promissory note into 100,000 shares of Common Stock.

     On May 24, 1996, the Company issued three convertible unsecured $50,000 promissory notes for the purpose of providing short-term financing until the proceeds of the Company's initial public offering could be received, one from each of Mr. Adams, Mr. Gloff and Heartland Capital. Each note is payable upon demand and bears interest at an annual rate of 8%. In connection with these promissory notes, warrants were issued to each of Messrs. Adams and Gloff and Heartland Capital to purchase 7,500 shares of Common Stock at an exercise price of $3.00 per share. These warrants expire in May 2001.

     In May 1996, the Company acquired from Messrs. Lyons and Schermerhorn, the only shareholders of Turf Specialty, all of the stock of Turf Specialty for a total of $500,000 in cash and 647,650 shares of Common Stock. In addition, the Company agreed to pay to Messrs. Lyons and Schermerhorn a total of $1,000,000 if Turf Specialty earned a pre-tax profit for the year ending December 31, 1996 of at least $900,000, with lesser payments due if Turf Specialty earned less than $900,000 in pre-tax profit for the year ending December 31, 1996. Turf Specialty achieved $979,161 in pre-tax profits for the year ending December 31, 1996.

     In connection with the acquisition of Turf Specialty, effective July 8, 1996, the Company entered into employment agreements with each of Messrs. Lyons and Schermerhorn providing for minimum annual salary levels of $165,000 and the right to participate in any incentive compensation plans sponsored by Turf Specialty. The employment agreements for Messrs. Lyons and Schermerhorn expire on July 7, 1999 and July 8, 1999, respectively. Pursuant to these agreements, the Company agreed to loan $250,000 to each of these individuals on or about December 15, 1996. These loans do not have to be repaid and will be forgiven on July 1, 1999 if these officers are employed by the Company at that time. If either officer's employment is terminated by the Company before that date, such officer will be obligated to repay a portion of the loan prorated to the number of days worked from July 2, 1996 to the effective date of the termination of his employment. Compensation expense will be recorded by the Company over the period of forgiveness.

     On May 30, 1997, the Company issued a $100,000 unsecured promissory note to Mr. Gloff. The note was payable on demand and bore interest at an annual rate of 10%. The loan was repaid in full on July 1, 1997.

     In December 1997, the Company repaid an aggregate of $400,000 outstanding on two notes held by Heartland Capital, an aggregate of $1,050,000 outstanding on three notes held by Mr. Adams and an aggregate of $450,000 outstanding on two notes held by Mr. Gloff, with a portion of the proceeds from the Company's December 1997 public offering of Common Stock.

     Management of the Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from an unaffiliated third party. Any future material transactions and loans with officers, directors or 5% beneficial shareholders of the Company's Common Stock, or affiliates of such persons, will be on terms no less favorable to the Company that could be obtained from unaffiliated third parties and will be approved by a majority of the outside members of the Company's Board of Directors who do not have an interest in the transactions.

                                   PROPOSAL 2

           AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
                 TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK

     The Company's Amended and Restated Articles of Incorporation currently authorize the Company to issue 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of April 1, 1998, the Company had 15,569,788 shares of Common Stock issued and outstanding, 2,137,369 shares of Common
Stock reserved for issuance upon exercise of various stock options and 2,801,788 shares of Common Stock reserved for issuance upon exercise of various warrants. In light of the decision by the Board of Directors of the Company (the "Board") to adopt, subject to shareholder approval, the 1998 Stock Option Plan of the Company and in order to allow the Company to issue shares of Common Stock in connection with future financings and acquisitions, the Board believes that the Company's authorized but unissued Common Stock should be increased. As a result, the Board has approved an amendment to the Company's Amended and Restated Articles of Incorporation (the "Amendment") that would increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. The Amendment will make no change in the number of authorized shares of preferred stock.

     SHAREHOLDER APPROVAL OF THE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT.

     If adopted, the Amendment would cause the first paragraph of Article 4 of the Company's Amended and Restated Articles of Incorporation to read as follows:

               "A. Authorized Shares. The total number of shares of stock which this Corporation is authorized to issue is 55,000,000 shares of a par value of one half cent ($.005) per share, of which 50,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock. Before any of such stock is issued, it shall be paid for in full in cash or in securities, property or other equivalent at a price agreeable to the Board of Directors."

     The proposed increase in authorized shares of Common Stock is not the result of knowledge by management of any specific effort by any person or group to obtain control of the Company, and the Company has no present intention of issuing additional shares to discourage any such effort. Nonetheless, authorized but unissued shares of Common Stock, as well as of preferred stock, could be issued in the future by the Board in ways that would make more difficult a change in control of the Company, for instance, through a private sale diluting the stock ownership of the person seeking to gain control of the Company. Any such action could have the effect of deterring an offer for the Company's outstanding Common Stock at a substantial premium over the then current stock market price of the securities, even if such an offer were favored by a majority of the Company's shareholders who were not affiliates of the Company.

     Under the Company's Amended and Restated Articles of Incorporation, no shareholder is entitled to preemptive rights in respect of any future issuances of capital stock. In addition, the Company does not presently contemplate seeking shareholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party.


                                   PROPOSAL 3

    PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1998 STOCK OPTION PLAN

     On February 3, 1998 the Company's Board of Directors adopted the 1998 Stock Option Plan of Eco Soil Systems, Inc. (the "1998 Plan"). The shareholders are asked to approve the adoption of the 1998 Plan. In general, the 1998 Plan provides additional incentives to selected key employees, independent directors and consultants of the Company. The purpose of the 1998 Plan is to further the long-term stability and financial success of the Company by retaining key employees, directors and consultants who are able to contribute to the financial success of the Company. Moreover, the Board of Directors believes that offering the key employees, directors and consultants of the Company the opportunity to become owners of capital stock of the Company will help to align further their interests with those of the Company's shareholders generally. As of April 1, 1998, no additional shares were available for the grant of options under the 1992 Stock Option Plan or the 1996 Directors' Option Plan described above.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE 1998 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 PLAN.

     The following is a description of the material provisions of the 1998 Plan. A copy of the proposed 1998 Plan is set forth in Appendix "A" to this Proxy Statement. The summary which follows is not intended to be complete and reference should be made to the 1998 Plan for a complete statement of its terms and provisions.

     The principal purposes of the 1998 Plan are to provide incentives for independent directors, key employees and consultants of the Company and its subsidiaries through granting of options, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     Under the 1998 Plan, not more than 1,000,000 shares of Common Stock (or their equivalent in other equity securities) are authorized for issuance upon exercise of options. Furthermore, the maximum number of shares which may be subject to options granted under the 1998 Plan to any individual in any fiscal year cannot exceed 100,000. The shares available under the 1998 Plan upon exercise of stock options may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The 1998 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1998 Plan and to outstanding grants thereunder in the event of a distribution, stock dividend or certain other types of recapitalizations, including restructuring.

     If any portion of a stock option terminates or lapses unexercised, or is canceled upon grant of a new option (which may be at a higher or lower exercise price than the option so canceled), the shares which were subject to the unexercised portion of such option will continue to be available for issuance under the 1998 Plan.

ADMINISTRATION

     The 1998 Plan is administered by the Compensation Committee or a subcommittee thereof (referred to herein as the "Committee"), consisting of at least two members of the Board, none of whom is an officer or employee of the Company. However, most decisions regarding independent directors under the 1998 Plan will be made by the Board of Directors. The Committee (or the Board of Directors in the case of independent directors) is authorized to select from among the eligible employees, directors and consultants the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1998 Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1998 Plan.

PAYMENT FOR SHARES

     The exercise or purchase price for all options to acquire share of the Company's Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock of the Company owned by the Optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares so to be purchased. The Committee may also provide, in the terms of an option or other right, that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award.

AMENDMENT AND TERMINATION

     Amendments of the 1998 Plan to increase the number of shares as to which options may be granted in the aggregate or to any individual (except for adjustments) require the approval of the Company's shareholders. In all other respects the 1998 Plan can be amended, modified, suspended or terminated by the Committee, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the 1998 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the 1998 Plan.

ELIGIBILITY

     Options under the 1998 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such awards also may be granted to consultants of the Company selected by the Committee and independent directors selected by the Board of Directors for participation in the 1998 Plan. Approximately 175 officers and other employees are eligible to participate in the 1998 Plan. More than one option may be granted to a key employee, independent director or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an Incentive Stock Option is first exercisable by an Optionee (i.e. "vests") during any calendar year cannot exceed $100,000.

AWARDS UNDER THE 1998 PLAN

     The 1998 Plan provides that the Committee may grant or issue stock options. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     Nonqualified stock options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which may not be less than 85% of the fair market value on the date of grant and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee.

     Incentive stock options, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. Incentive stock options may be granted only to employees.

MISCELLANEOUS PROVISIONS OF THE 1998 PLAN

     Options and other rights to acquire Common Stock of the Company granted under the 1998 Plan may provide for their termination upon dissolution or liquidation of the Company, the merger or consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets; but in such event the Committee may also give Optionees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or rights have not yet become fully exercisable. Options and other rights granted under the 1998 Plan may provide that in the event of a "change in control" of the Company (as defined in the option agreement) all previously unexercisable options and rights become immediately exercisable unless such options and rights, or portions thereof, are determined by the Committee to constitute, when exercised, "excess parachute payments" (as defined in Section 280G of the Code). If any option or other right does not contain such limitation, and its exercisability is accelerated upon a change in control, it is possible that an Optionee may be liable for an excise tax on the amount attributable to such acceleration (and any other payments made in connection with such change in control).

     The 1998 Plan specifies that the Company may make loans to 1998 Plan participants to enable them to exercise options granted under the 1998 Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

     In consideration of the granting of a stock option the employee, independent director or consultant must agree in the written agreement embodying such award to remain in the employ of, or to continue as a consultant for, the Company or a subsidiary of the Company for at least one year after the award is granted.

     The dates on which options under the 1998 Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that Options expire upon termination of the Optionee's status as an employee, consultant or director, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the Optionee's retirement, death, disability or otherwise. The period during which the right to exercise an Option vests in the Optionee shall be set by the Committee. However, unless the Committee states otherwise no Option will be exercisable by an Optionee subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. In addition, Options granted to independent directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third, and fourth anniversaries of the date of the Option grant.

     No option to acquire Common Stock granted under the 1998 Plan may be assigned or transferred by the Optionee, except by will or the laws of intestate succession, although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other right granted under the 1998 Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

FEDERAL INCOME TAX CONSEQUENCES

     The income tax consequences of the 1998 Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed.

     Non-Qualified Stock Options. Holders of non-qualified stock options will not realize income for federal income tax purposes as a result of the grant of the option, but normally will realize compensation income upon exercise of the non-qualified stock option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option exercise price paid. The Company (or the corporation that is the employer of the Optionee) is entitled to a deduction in the same amount at the time of exercise of the option, provided that the Company (or the corporation that is the employer of the Optionee) reports on a timely basis the taxes on the ordinary income realized by an Optionee upon the exercise of a non-qualified stock option.

     Optionees who are subject to the short-swing profits restrictions of
Section 16(b) of the Exchange Act ("Insiders") may be affected by Section 83(c) of the Code. Section 83(c) provides generally that, unless the Insider otherwise elects, so long as the sale of securities at a profit could subject an Insider to suit under Section 16(b), the imposition and calculation of the tax on any compensation income realized will be deferred until the six-month Section 16(b) period expires. Amendments to the rules under Section 16 of the Exchange Act, effective May 1, 1991, provide that option exercises will not constitute "purchases" for Section 16(b) purposes. As a result, Section 83(c) will no longer apply to option exercises (provided the option has been held for six months or more) and Insiders will be taxed on the difference between the option exercise price and the fair market value of the stock at the date of exercise.

     Pursuant to the 1998 Plan, a holder of non-qualified stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. The tax consequences resulting from the exercise of non-qualified stock options through the delivery of already-owned shares are not completely certain. The Internal Revenue Service in a published ruling has taken the position that the tax consequences of exercising options with shares of the Company's Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income). Specifically, to the extent the number of shares of the Company's Common Stock acquired upon exercise of the options equals the number of shares of Common Stock delivered, the Optionee will not recognize gain and the Optionee's basis in the Common

Stock acquired upon such exercise will equal the Optionee's basis in the surrendered shares of the Common Stock. Any additional shares of the Common Stock acquired upon such exercise will result in compensation income to the Optionee in an amount equal to their then fair market value and, accordingly, the basis in such additional shares of the Common Stock will be their fair market value.

     A holder exercising a non-qualified stock option may elect to pay amounts required to be withheld under Federal, state or local law in connection with the exercise of the option by having a portion of the shares purchased upon exercise retained by the Company. The shares of stock retained will be treated as sold to the Company and the holder generally will not realize a gain on the sale, unless the option is exercised through the delivery of already-owned shares. If the option is exercised through the delivery of already-owned shares, the holder may realize gain on the shares of stock retained by the Company to the extent the fair market value of the shares retained on the date of exercise of the option exceeds the holder's basis in such shares.

     Also, a holder exercising a non-qualified stock option may elect to pay for the shares of stock purchased upon exercise and all applicable withholding taxes by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The holder will realize additional gain or loss on the sale of the shares of stock by the holder's broker based on the difference between the fair market value of the shares of stock on the exercise date and the sale price.

     Incentive Stock Options. Holders of incentive stock options will not realize income for federal income tax purposes upon either the grant of the option or its exercise. However, the amount by which the fair market value of the shares purchased upon exercise of the option exceeds the option price will be an "item of adjustment" for purposes of alternative minimum tax. Upon the sale or other taxable disposition of the shares purchased upon exercise of the option, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (i) two years from the date of grant of the option or (ii) one year from the date of transfer of the shares to the Optionee upon exercise. If the shares are sold or otherwise disposed of before the end of such one-year or two-year periods, the difference between the option price and the fair market value of the shares on the date on which the option is exercised will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If there is a disposition of the shares before the expiration of such one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the Optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction in regard to an incentive stock option only to the extent the Optionee has ordinary income upon sale or other disposition of the shares received upon exercise of the option.

     As with non-qualified stock options, a holder of incentive stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. Although the analysis in this paragraph is under study by the Internal Revenue Service, pursuant to Proposed Treasury Regulation Section 1.422A-2, the tax consequences of exercising incentive stock options with shares of the Company's Common Stock must be analyzed separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as an incentive stock option transaction). Specifically, the Optionee's basis in the Company's Common Stock acquired upon such exercise, to the extent of the number of shares delivered, is equal to his or her basis in the surrendered shares. The Optionee's basis in any additional shares of Common Stock acquired upon such exercise is zero. If an Optionee delivers Common Stock acquired by the exercise of incentive stock options to acquire other Common Stock in connection with the exercise of incentive stock options, such Optionee will recognize compensation income on the transaction if the delivered Common Stock has not been held for the required one-year or two-year holding period. In addition, any sale or other disposition of Common Stock acquired by exercising the incentive stock options through delivery of the Company's Common Stock, within the one-year or two-year period, will be viewed first as a disposition of Common Stock with the zero basis.

     A holder exercising an incentive stock option may elect to pay for the shares of stock purchased upon exercise by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The sale of the shares of stock by the holder's broker will be a disposition of the shares before the end of the one-year or two-year holding period. As a result, the difference between the option price of the shares of stock sold by the broker and the fair market value of the shares of stock, determined on the date on which the option is exercised, will be taxed as ordinary income; the balance of any gain will be taxed as capital gain. If the amount realized on the sale of the stock sold by the broker is less than the fair market value of the shares on the date of exercise, the holder's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction to the extent the holder has ordinary income upon the sale of the shares of stock sold by the holder's broker.


                                   PROPOSAL 4

           AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
                     TO RATIFY STAGGERED BOARD OF DIRECTORS

     The Company's Bylaws currently provide for the Company's Board of Directors to be divided into three classes of directors, with each class as nearly equal in number as possible, serving staggered three-year terms. The Company's shareholders approved a staggered board of directors at a Special Meeting of Shareholders held on December 6, 1996. In order to comply with the provisions of the Nebraska Business Corporation Act, the Company filed Articles of Correction on April 30, 1997 to the Amended and Restated Articles of Amendment of the Company confirming the shareholders' approval of the staggered board of directors of the Company. The Company believes its staggered board of directors has been properly adopted but, at the request of its Nebraska legal counsel, seeks to clarify any ambiguity with respect to the effect of its Articles of Correction. As a result, the Board of Directors of the Company has approved an amendment to the Company's Amended and Restated Articles of Incorporation (the "Staggered Board Amendment") that would confirm the staggered board provided by the Company's Articles of Correction and Bylaws. The Company believes this proposal is a procedural rather than substantive event and intends to continue to maintain a staggered board of directors as previously approved by the shareholders.

     SHAREHOLDER APPROVAL OF THE STAGGERED BOARD AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE STAGGERED BOARD AMENDMENT.

     If adopted, the Staggered Board Amendment would cause the second sentence of Article VIII of the Company's Amended and Restated Articles of Incorporation to be replaced in its entirety as follows:

          "The Directors shall elect officers of the Corporation, including but not limited to a President, a Secretary and a Treasurer. The Directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably possible, to serve for staggered terms of three years, except that one initial class of directors will hold office for a two-year term and one initial class will hold office for a one-year term. Each Director shall hold office until the annual meeting of Shareholders held three years after such Director's election or until the Shareholders have elected directors by consent in writing without a meeting and until such Director's successor is elected and qualified or until such Director's earlier death, resignation or removal."

     Because the Company's Board of Directors is made up of six members, a staggered board allows only two members of the Company's Board of Directors to be elected at any one annual meeting of shareholders. A staggered board could have the effect of deterring or delaying a takeover or other change in control of the Company because an acquirer of a controlling block of shares of the Company's Common Stock could not obtain immediate control of the Board of Directors of the Company.

                                   PROPOSAL 5

           AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO DETERMINE SIZE OF THE BOARD

        While the Company's Bylaws currently provide that the number of members of the Board of Directors of the Company shall be established by a resolution adopted by a majority of the members of the Board,the Company's Amended and Restated Articles of Incorporation provide for the size of the Board to be determined by the shareholder vote. In order to grant to the Board the flexibility to add creative and talented individuals to the Board of the Company from time to time, the Board has approved an amendment to the Amended and Restated Articles of Incorporation of the Company (the "Directors Amendment") that would confirm the power conferred upon the Board in the Company's Bylaws. The Board currently has no plans to increase the size of the Company's Board of Directors.

     SHAREHOLDER APPROVAL OF THE DIRECTORS AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE DIRECTORS AMENDMENT.

     If adopted, the Directors Amendment would cause the first sentence of
Article VIII of the Company's Amended and Restated Articles of Incorporation to read as follows:

          "The affairs of the Corporation shall be conducted by a Board of Directors, consisting of not less than three nor more than eleven directors, the exact number of directors to be determined from time to time solely by the affirmative vote of a majority of the entire Board of Directors."

     The discretion to add members to the Board of Directors allows a majority of the current members of the Board to increase the size of the Board in its judgment. This flexibility could have the effect of deterring or delaying a takeover or other change in control of the Company because the Board of Directors may be able to add members to the Board who are sympathetic to current management.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 1998, the number and percentage ownership of the Company's Common Stock by: (i) each director of the Company, (ii) each Named Executive Officer (as defined above) of the Company,
(iii) each person or entity known by the Company to own beneficially more than five percent of the Company's Common Stock and (iv) all directors and executive officers of the Company as a group.

                                              AMOUNT AND NATURE OF                     PERCENTAGE OF
        NAME AND ADDRESS (1)                  BENEFICIAL OWNERSHIP                   OUTSTANDING SHARES
        --------------------                  --------------------                   ------------------
William B. Adams(2)                                 1,442,763                               8.15%

Bradley K. Edwards(3)                                 836,072                               5.06%
Heartland Capital Fund, Ltd.
11930 Arbor Street, Suite 201
Omaha, NE 68144

Douglas M. Gloff(4)                                   626,056                               4.45%

Walter W. Fuchs(5)                                    374,424                               2.40%

William S. Potter(6)                                  399,132                               2.43%
13875 Old El Camino Real
San Diego, CA 92130

Kevin P. Lyons(7)                                     332,158                               2.10%

David W. Schermerhorn(8)                              332,158                               2.10%

Jeffrey A. Johnson(9)                                 277,314                               1.77%

S. Bartley Osborn(10)                                  92,833                                   *
360 Orono Orchard Road
Wayzata, MN 55391

All executive officers and directors                4,705,810                              27.62%
as a group (14 persons)(11)

-----------------------------
*Less than 1%.

(1) Except as indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Except as otherwise indicated, the address of each of the above persons is c/o Eco Soil Systems, Inc., 10890 Thornmint Road, Suite 200, San Diego, California 92127.

(2) Includes 86,833 shares of Common Stock subject to currently exercisable options and 165,000 shares of Common Stock subject to currently exercisable warrants.

(3) All shares are owned by Heartland Capital; beneficial ownership of such shares is attributed to Mr. Edwards because he is a general partner of Heartland Capital and is therefore deemed to exercise voting power and investment authority with respect to the shares. Shares listed include 27,000 shares of Common Stock subject to currently exercisable options held by Mr. Edwards and 53,000 shares of Common Stock subject to currently exercisable options held by Heartland Capital and 104,167 shares of Common Stock subject to currently exercisable warrants.

(4) Includes 271,056 shares of Common Stock subject to currently exercisable options and 230,000 shares of Common Stock subject to currently exercisable warrants.

(5) Includes 18,721 shares of Common Stock held by Mr. Fuchs as Trustee for the Fuchs Family Charitable Remainder Trust.

(6) Includes 96,132 shares of Common Stock subject to currently exercisable options and 110,000 shares of Common Stock subject to currently exercisable warrants owned by Rugged Rigger, Inc., a California corporation that is wholly owned by Mr. Potter. Also includes 193,000 shares owned by Rugged Rigger.

(7) Includes 15,000 shares of Common Stock subject to currently exercisable options.

(8) Includes 15,000 shares of Common Stock subject to currently exercisable options.

(9) Includes 79,682 shares of Common Stock subject to currently exercisable options and 20,000 shares of Common Stock subject to currently exercisable options.

(10) Includes 22,666 shares of Common Stock subject to currently exercisable options and 30,000 shares of Common Stock subject to currently exercisable warrants.

(11) See notes 1-10 above. Also includes 138,334 shares of Common Stock subject to currently exercisable options held by John M. Doyle, 50,000 shares of Common Stock subject to currently exercisable options held by L. Jean Dunn, Jr., 10,000 shares of Common Stock subject to currently exercisable options held by Dr. Thomas C. Quick, 8,333 shares of Common Stock subject to currently exercisable options held by Dr. David A. Odelson, and 33,334 shares of Common Stock subject to currently exercisable options held by Nicholas R. Spardy.

                                     GENERAL

INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent accountants for the 1998 fiscal year. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity make a statement and to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, directors, officers and beneficial owners of 10 percent or more of the Company's Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission (the "Commission") on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's Common Stock. Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company, to the Company's knowledge, all of the Section 16(a) filings required to be made by Reporting Persons with respect to 1997 were made on a timely basis except that William
B. Adams, Chairman of the Board and Chief Executive Officer of the Company exercised "in the money" options to purchase 266,495 shares of Common Stock in April 1997. Although the exercise of "in the money" options is exempt under section 16(b), Mr. Adams did not report the transaction on a Form 4 by the tenth day of the following month as required by Rule 16a-3(f)(1)(i)(A).

SHAREHOLDER PROPOSALS

     A proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting shall be received at the Company's principal executive offices not later than December 31, 1998.

ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended December 31, 1997 will be mailed to shareholders of record on or about May 20, 1998. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

     If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Shareholders desires additional information, a copy of the Company's Annual Report on Form 10-KSB will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to L. Jean Dunn, c/o Eco Soil Systems, Inc., 10890 Thornmint Road, Suite 200, San Diego, California 92127.

OTHER MATTERS

     The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

             ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN
              THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        L. Jean Dunn, Jr.
                                        Secretary

Dated: April 30, 1998

                                                                      APPENDIX A



                           THE 1998 STOCK OPTION PLAN
                                       OF
                             ECO SOIL SYSTEMS, INC.


     Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), has adopted The 1998 Stock Option Plan of Eco Soil Systems, Inc. (the "Plan"), effective ____________, 1998, for the benefit of its eligible employees, consultants and directors.

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

     1.1. General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.


     1.2. Affiliate. "Affiliate" shall mean, with respect to any Person, any Person or Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.


     1.3. Award Limit. "Award Limit" shall mean 100,000 shares of Common Stock, as adjusted pursuant to Section 8.3.

     1.4. Board. "Board" shall mean the Board of Directors of the Company.


     1.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.


     1.6. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 7.1.


     1.7. Common Stock. "Common Stock" shall mean the common stock of the Company, $.005 par value per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.


     1.8. Company. "Company" shall mean Eco Soil Systems, Inc., a Nebraska corporation.


     1.9. Corporate Transaction. "Corporate Transaction" shall mean any of the following shareholder-approved transactions to which the Company is a party:

     (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

     (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.10. Director. "Director" shall mean a member of the Board.

     1.11. Disability. "Disability" shall mean, with respect to any Optionee,
(i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her directorial, employment or consultant duties, or (ii) the absence of such Optionee from his or her directorial, employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of six
(6) months during any twelve (12) month period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by the Committee (or the Board in the case of Options granted to Independent Directors).


     1.12. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.


     1.13. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


     1.14. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock shall be established by the Committee (or the Board in the case of Options granted to Independent Directors) acting in good faith, giving predominate weight to the earnings history, book value and prospects of the Company in light of market conditions generally.


     1.15. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.


     1.16. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.


     1.17. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.18. Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.


     1.19. Option Shares. "Option Shares" shall mean shares of Common Stock acquired by Optionees through the exercise of Options under this Plan.


     1.20. Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.


     1.21. Person. "Person" shall mean a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business or an individual.


     1.22. Plan. "Plan" shall mean The 1998 Stock Option Plan of Eco Soil Systems, Inc.


     1.23. Public Offering. "Public Offering" shall mean the registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-8 or any successor or similar forms).


     1.24. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


     1.25. Related Person. "Related Person" shall mean (a) in the event of a Person's death, such Person's executors, administrators, testamentary trustees, legatees or beneficiaries or the executors, administrators, testamentary trustees, legatees or beneficiaries of a Person who has become a holder of Options or Option Shares in accordance with the terms of this Plan; or (b) a revocable trust or custodianship the beneficiaries of which may include only such Person, spouse or lineal descendants by blood or adoption.


     1.26. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.


     1.28. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.


     1.29. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, Disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.


     1.30. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, Disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.


     1.31. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.


     1.32. Termination for Cause. "Termination for Cause" shall mean the time when the Independent Director-employer, employee-employer or consultant-employer relationship between an Optionee and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Optionee's directorial, employment or consultancy agreement; provided however, that if termination for cause is not therein defined, it shall have such meaning, in conformance with applicable law, as the Committee (or the Board in the case of termination for cause of an Independent Director) shall determine is appropriate.


                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

     (a) The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall be 400,000. The shares of Common Stock of the Company issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

     2.2. Add-back of Options. If any Option to acquire shares of Common Stock under this Plan expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be available for the granting of Options hereunder, subject to the limitations of
Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be available for the granting of Options hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be available for the granting of Options if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


                                  ARTICLE III.

                               GRANTING OF OPTIONS

     3.1. Eligibility. Any Independent Director, Employee or consultant selected by the Committee (or the Board in the case of Options granted to Independent Directors) pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.


     3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.


     3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.


     3.4. Granting of Options.

     (a) The Committee (or the Board in the case of Options granted to Independent Directors) shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

          (i) Determine which Employees are key Employees and select from among the Independent Directors, key Employees and consultants (including Independent Directors, Employees and consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors, key Employees and consultants;

          (iii) Subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of an Independent Director, key Employee or consultant to be granted an Option, the Committee (or the Board in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Independent Director, Employee or consultant that such Independent Director, Employee or consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to such Independent Director, Employee or consultant under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board in the case of Options granted to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV.

                                TERMS OF OPTIONS

     4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 422 of the Code.


     4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors); provided, however, that:

     (a) Unless otherwise permitted by applicable securities laws, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred and ten percent (110%) of the Fair Market Value of the stock in the case of any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiary;

     (b) In the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

     (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     4.3. Option Term. The term of an Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) in its discretion; provided, however, that:

     (a) No Option may have a term that extends beyond the expiration of ten
(10) years from the date the Option was granted;

     (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary;

     (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Directorship, Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination; and

     (d) Unless otherwise permitted by applicable securities laws, in the event of an Optionee's Termination of Directorship, Termination of Employment or Termination of Consultancy for any reason except death, Disability or Termination for Cause, the Optionee shall have at least thirty (30) days from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option, and in the event of an Optionee's Termination of Directorship, Termination of Employment or Termination of Consultancy due to the Optionee's death or Disability, the Optionee shall have at least six (6) months from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option. Notwithstanding the forgoing, if an Optionee's Termination of Directorship, Termination of Employment or Termination of Consultancy also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Optionee's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate.

     4.4. Option Vesting.

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) and the Committee (or the Board in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, subject to Section 4.4(b), (i) unless otherwise permitted by applicable securities laws, each Option shall become exercisable no later than five (5) years after such Option is granted and such Option shall become exercisable with respect to at least twenty percent (20%) of the shares of Common Stock subject to such Option, as determined by the Committee (or the Board in the case of Options granted to Independent Directors) in its sole discretion, on each anniversary of the date of the grant of such Option; (ii) unless the Committee (or the Board in the case of Options granted to Independent Directors) otherwise provides in the terms of the Stock Option Agreement or this Plan otherwise so dictates, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and (iii) upon the transfer of more than fifty percent (50%) of Common Stock to a Person who is not an Affiliate of the Company during the term of the Option, immediately upon such transfer, each outstanding Option shall automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Option; provided, further, that Options may become fully exercisable, subject to reasonable conditions such as continued directorship, employment or consultancy, at any time or during any period established by the Committee (or the Board in the case of Options granted to Independent Directors).

     (b) No portion of an Option which is unexercisable at Termination of Directorship, Termination of Employment or Termination of Consultancy shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board in the case of Options granted to Independent Directors) either in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or to consult for or serve as an Independent Director, as applicable) of the Company or any Subsidiary for a period of at least one (1) year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of the shareholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ (or to consult for or serve as an Independent Director, as applicable) of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

     4.6. Financial Statements. To the extent required by applicable securities laws, each Optionee shall receive financial statements of the Company at least annually.


                                   ARTICLE V.

                               EXERCISE OF OPTIONS

     5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.


     5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or such Secretary's office:

     (a) A written notice complying with the applicable rules established by the Committee (or the Board in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

     (b) Such representations and documents as the Committee (or the Board in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee (or the Board in the case of Options granted to Independent Directors) may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the

Committee (or the Board in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee (or the Board in the case of Options granted to Independent Directors); (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable withholding or other employment taxes; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and
(vi). In the case of a promissory note, the Committee (or the Board in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Board may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4. Rights as Shareholders. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.


                                   ARTICLE VI.

              RIGHTS AND RESTRICTIONS WITH RESPECT TO OPTION SHARES

     6.1. Transfer Restrictions. No Optionee may transfer, assign, pledge or otherwise encumber any Option Shares except as expressly provided otherwise in this Article VI; provided, however, that Option Shares may be transferred at any time to a Related Person, provided that the Related Person agrees in writing to be bound by the terms of this Plan.


     6.2. Company's Right of First Refusal.

     (a) An Optionee (a "Proposed Seller") shall be permitted to transfer, assign, or sell any Option Shares in an arm's length transaction (a "Proposed Transfer"); provided, however, such Optionee shall first offer to sell such Option Shares to the Company under the procedure described in paragraphs (b) and
(c) of this Section 6.2.

     (b) Prior to consummating any Proposed Transfer, the Proposed Seller shall first notify the Company in writing that such Proposed Seller has received a bona fide written offer to purchase Option Shares (a "Purchase Offer") and shall offer to sell to the Company all Option Shares subject to the Purchase Offer upon the terms and conditions (including credit terms, if any) set forth in such Purchase Offer. Such notice (the "Offer Notice") shall set forth: (A) the number of Option Shares proposed to be transferred, (B) the name and address of the Proposed Seller and the proposed purchaser (the "Proposed Purchaser"), and (C) the proposed amount of consideration and all other applicable terms and conditions as set forth in, and shall be accompanied by a copy of, the Purchase Offer.

     (c) (i) The Company shall have the option for a period of fifteen (15) days following the Company's receipt of the Offer Notice to agree to purchase all of the Option Shares subject to the Purchase Offer, upon the terms and conditions specified therein.

          (ii) In the event the Company agrees to purchase Option Shares pursuant to and in accordance with this Section 6.2, such purchase shall occur at the principal office of the Company ten (10) days following the expiration of the fifteen (15) day period specified in subparagraph (i) of this paragraph (c). In no event shall the Proposed Seller be required to transfer any Option Shares to the Company pursuant to this Section 6.2 unless the Company purchases all of the Option Shares subject the Purchase Offer on the terms and at the price stated therein and within the time periods specified herein.

     (d) In the event the Company does not agree to purchase all of the Option Shares offered to the Company by a Proposed Seller pursuant to this Section 6.2, then the Proposed Seller shall have the right for a period of thirty (30) days after the termination of the Company's right to purchase such Option Shares (or after waiver by the Company of its option to purchase such Option Shares) to transfer to the Proposed Purchaser all, but not less than all, of such Option Shares in the manner and on the terms and conditions specified in the Purchase Offer; provided, however, the Proposed Purchaser shall agree in writing to be bound by this Plan.

     6.3. Lapse of Stock Restrictions and Rights. The provisions set forth in Sections 6.1 and 6.2 shall terminate and cease to be of any further force or effect upon the completion of a Public Offering, or a series of Public Offerings, which result in public ownership of Common Stock of the Company possessing at least twenty percent (20%) of the total combined voting power of such Common Stock (or such lesser percentage as dictated by applicable securities laws).


     6.4. Ownership and Transfer Restrictions. The Committee (or the Board in the case of Options granted to Independent Directors), in its absolute discretion, may impose additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.


     6.5. Legend. Each certificate representing Option Shares shall be endorsed with the following legend, which legend shall be removed upon termination of the stock restrictions set forth in this Article 6.

     THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN 1998 STOCK OPTION PLAN OF ECO SOIL SYSTEMS, INC. COPIES OF SUCH STOCK OPTION PLAN MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

     6.6. Disposition of Shares. Notwithstanding and in addition to the foregoing, each Optionee shall be required to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such Option to such Optionee or (ii) one (1) year after the transfer of such shares to such Optionee. Certificates evidencing shares acquired by exercise of an Incentive Stock Option shall refer to such requirement to give prompt notice of disposition.


                                  ARTICLE VII.

                                 ADMINISTRATION

     7.1. Compensation Committee. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board, provided, however, that the Board may appoint a Committee of its members to administer this Plan at any time prior to such registration. Following such registration, the Compensation Committee (or another committee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16(b)-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.


     7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent

Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.


     7.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.


     7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.


                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

     8.1. Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.


     During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee under the Plan, unless the Option has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     8.2. Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten (10) years from the date the Plan is approved by the Company's shareholders under Section 8.4.

     8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 8.3(d), (A) in the event that the Committee (or the Board in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or, in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, or (B) in the event of any stock split or reverse stock split, then the Committee (or the Board in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

          (iii) the grant or exercise price with respect to any Option.

     (b) Subject to Sections 8.3(b)(vi) and 8.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one
(1) or more of the following actions whenever the Committee (or the Board in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board in the case of Options granted to Independent Directors) in its sole discretion;

          (ii) In its sole and absolute discretion, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

          (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

          (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

          (vi) None of the foregoing discretionary actions taken under this
Section 8.3(b) shall be permitted with respect to Options granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
Section 8.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

     (c) Subject to Section 8.3(d) and 8.8, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

     (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

     8.4. Approval of Plan by Shareholders. This Plan will be submitted for the approval of the Company's shareholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such shareholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.


     8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.


     8.6. Loans. The Committee may, in its discretion, extend one (1) or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.


     8.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3 and to the extent permitted under applicable state law) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Directorship, Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).


     8.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     8.9. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.


     8.10. Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


     8.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.


     8.12. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.


                                      * * *


     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Eco Soil Systems, Inc. on ________________, 1998.

     Executed on this ____ day of ____________, 1998.



                                        -----------------------------------
                                        Secretary

PROXY                        ECO SOIL SYSTEMS, INC.                        PROXY
              10890 THORNMINT ROAD, SUITE 200, SAN DIEGO, CA 92127

          THE UNDERSIGNED SHAREHOLDER(S) OF ECO SOIL SYSTEMS, INC. (THE "COMPANY") HEREBY CONSTITUTES AND APPOINTS WILLIAM B. ADAMS AND DOUGLAS M. GLOFF, AND EACH OF THEM, ATTORNEYS AND PROXIES OF THE UNDERSIGNED, EACH WITH POWER OF SUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 19, 1998, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ACCORDING TO THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AS
FOLLOWS:

     1.   To elect the nominees for the Board of Directors of the Company

          [ ] FOR all nominees listed below (except as marked to the contrary below)

          JEFFREY A. JOHNSON

          WILLIAM S. POTTER


          [ ]  WITHHOLD AUTHORITY to vote for all nominees listed



(INSTRUCTION: To vote for all nominees listed above, mark the "FOR" box; to withhold authority for all nominees listed above, mark the "WITHHOLD AUTHORITY" box; and to withhold authority to vote for any individual nominee listed above, mark the "FOR" box and write the nominee's name in the space provided below.)

THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF ALL NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

     2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 shares.

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     3. To approve the adoption of the 1998 Stock Option Plan of the Company and the reservation of 1,000,000 shares of Common Stock for issuance thereunder.

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     4. To approve an amendment to the Company's the Amended and Restated Articles of Incorporation of the Company to provide for a staggered Board of Directors consistent with the Company's Bylaws and Articles of Correction to Amended and Restated Articles of Incorporation.

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     5. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to allow the Board of Directors to determine the size of the Board.

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     6. In their discretion, the Proxies are authorized to transact such other business as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the proposals described above.

The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                        -----------------------------------
                                        Signature



                                        -----------------------------------
                                        Signature if held jointly


                                        DATED: ____________, 1998





         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
      ECO SOIL SYSTEMS, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY
                      IN THE POSTAGE-PAID ENVELOPE ENCLOSED